UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida (State or Other Jurisdiction of Incorporation)	1-4364 (Commission File Number)	59-0739250 (IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 5.                                  Other Events

The Securities and Exchange Commission adopted Regulation G to address the use of non-GAAP financial measures. Prior to March 28, 2003, the effective date of Regulation G, Ryder System, Inc. (the “Company”) filed an Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”) which included non-GAAP financial measures. In anticipation of the filing of subsequent registration statements that incorporate by reference financial information from the Annual Report, the Company is filing this Form 8-K solely for the purpose of conforming certain Items included in the Annual Report to the new requirements of Regulation G.

Item 7(c).                              Exhibits

Exhibit 99.1	Reconciliation of non-GAAP financial measures presented in Part II. Item 6. Selected Financial Data

Exhibit 99.2	Reconciliation of non-GAAP financial measures presented in Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: August 29, 2003	/s/ Tracy A. Leinbach

Tracy A. Leinbach Chief Financial Officer

2